                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                          MACHEEZMO MOUSE RESTAURANTS, INC.
                   (Name of Registrant as Specified In Its Charter)





                  Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           MACHEEZMO MOUSE RESTAURANTS, INC.

                       Notice of Annual Meeting of Shareholders
                            to be Held September 25, 1996

To the Shareholders of Macheezmo Mouse Restaurants, Inc.:

The Annual Meeting of Shareholders of Macheezmo Mouse Restaurants, Inc., an Oregon corporation, (the "Company") will be held at the Red Lion Lloyd Center Hotel, 1000 NE Multnomah, Portland, Oregon on Wednesday, September 25, 1996 at 10:00 a.m. for the following purposes:

    1. To elect six directors, each to serve until the next Annual Meeting of Shareholders and until a successor has been elected and qualified (Proposal
No. 1);

    2. To approve the adoption of the Macheezmo Mouse Restaurants, Inc.'s 1996 Stock Incentive Plan (Proposal No. 2); and

    3. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.



Only shareholders of record at the close of business on August 12, 1996 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

A list of shareholders will be available for inspection by the shareholders commencing August 30, 1996 at the corporate headquarters of the Company, 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205.

                             By Order of the Board of Directors,


                             /s/ William S. Warren
                             William S. Warren,
                             Chairman of the Board
                             and Secretary

August 30, 1996
Portland, Oregon

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          MACHEEZMO MOUSE RESTAURANTS, INC.

                                 -------------------
                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON SEPTEMBER 25, 1996

                                 -------------------

The mailing address of the principal executive offices of the Company is 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205. The approximate date this proxy statement and the accompanying proxy form are first being mailed to shareholders is August 30, 1996.

SOLICITATION AND REVOCABILITY OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Macheezmo Mouse Restaurants, Inc., an Oregon corporation, (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting. All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Macheezmo Mouse Restaurants, Inc., 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205, Attention: William S. Warren, Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.


The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

THE COMPANY WILL PROVIDE TO ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ITS CORPORATE SECRETARY AT 1020 SW TAYLOR STREET, SUITE 685, PORTLAND, OREGON 97205, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 2, 1996.

                                   PROPOSAL NO. 1
                                 ELECTION OF DIRECTORS

The directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. Each nominee is now serving as a director of the Company. If a quorum of shareholders is present at the annual meeting, the six nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the annual meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes. The following table briefly describes the Company's nominees for directors.


NAME                                      AGE     HAS BEEN A DIRECTOR SINCE
- ----                                      ---     -------------------------
William S. Warren                          44               1986
Joseph W. Angel                            52               1992
David M. Bennett                           51               1996
Diane G. Hall                              52               1986
Joseph P. Micatrotto                       45               1996
Jack B. Schwartz                           59               1986

    WILLIAM S. WARREN founded the Company in 1981 and served as Chief Executive Officer and Secretary of the Company since its incorporation in July 1986 until October 1995, and as the Chairman of the Board from November 1987 until October 1995. In October 1995, Mr. Warren resigned as Chief Executive Officer and Chairman of the Board and was elected Founding Chairman, Director of Strategic Planning and Secretary of the Company. In May 1996, Mr. Warren, in addition to his existing positions, was re-elected to the position of Chairman of the Board. He also served as President of the Company from April 1991 to November 1992.
Mr. Warren is a director of ESCO Corporation, a steel technology company.

    JOSEPH W. ANGEL has served as a director of the Company since October 1992. Since 1971 Mr. Angel has been Chairman of the Board and Chief Executive Officer of Restaurant Management Northwest, Inc., a Burger King franchise that owns and operates 32 Burger King restaurants in Portland, Oregon and Vancouver, Washington. Since July 1992 Mr. Angel has served as Chief Executive Officer of Quality Restaurants Northwest, Inc., a Chili's Grill & Bar franchise that owns and operates Chili's Grill & Bar restaurants in Oregon and Washington. Since 1987 Mr. Angel has served as Chief Director of SIGNS NOW of Washington and Oregon, a commercial computerized sign company.

         DAVID M. BENNETT has served as a director of the Company since May
1996 and as President and Chief Executive Officer since August 1996. Prior to joining the Company, Mr. Bennett was President of Overhill Farms, Inc. a custom manufacturer of frozen food products serving the airline, healthcare, food service and retail markets. From 1994 to 1996, Mr. Bennett served as President and Chief Operating Officer of Zuzu, Inc. in Dallas, Texas. From 1988 to 1993, Mr. Bennett served as a Vice President of three separate divisions of Host/Marriott Corporation. From 1987 to 1988, Mr. Bennett was the President and Chief Operating Officer of Morgan Foods, Inc., a large restaurant franchise company. From 1983 to 1987, Mr. Bennett was a Regional Vice President with Taco Bell Corporation, a division of PepsiCo. From 1980 to 1983, Mr. Bennett served as a group Vice President of Sambo's Inc.

    DIANE G. HALL joined the Company in 1983 and served as Vice President in charge of Research and Menu Development since the Company's incorporation in July 1986, as Assistant Secretary of the Company since April 1987, and as a director of the Company since September 1986. In 1996, Ms. Hall's title changed to Vice President, Research and Menu Development, Assistant Secretary and Director. Ms. Hall currently serves on the Oregon Health Sciences University Dietetic Internship Advisory Committee and on the Board of Directors of Sanitarians Registration Board for the State of Oregon and in 1992 served on the American Heart Association's "Dine to Your Heart's Content" task force.

    JOSEPH P. MICATROTTO has served as a director of the Company since May
1996. Mr. Micatrotto is currently President and Partner of Buca Ventures, Inc., owners and operators of Buca and Beepo Little Italy Restaurants. From 1993 until February 1996, Mr. Micatrotto served as President and Chief Executive Officer of Panda Management Company, the operator of the largest Chinese quick-service restaurant chain in the world. From 1980 to 1993, Mr. Micatrotto held various executive management positions, including President and Chief Executive Officer, at Chi-Chi's, Inc.

    JACK B. SCHWARTZ has served as a director of the Company since September 1986. Mr. Schwartz has been a partner in the law firm of Newcomb, Sabin, Schwartz & Landsverk since 1968. Mr. Schwartz is a director of Cascade Corporation, a manufacturer of materials handling equipment.

Directors do not receive any fees for serving on the Company's Board of Directors or any committee thereof but are reimbursed for reasonable expenses incurred in attending meetings. Officers are appointed by the Board of Directors and serve at its discretion.

The Board of Directors met five times during the fiscal year ended July 2, 1996. During the period for which each director was a member of the Board or any committee thereof, each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which the director was a member. The Company maintains an Executive Committee, an Audit Committee and a Compensation Committee.

The Executive Committee was comprised of Mr. Angel, Mr. Bird and Mr. Duca for a majority of the year. Mr. Duca resigned in May 1996 and Mr. Bird resigned in June 1996. Messrs. Bennett, Micatrotto and Warren joined the Executive Committee in May 1996. Mr. Micatrotto currently serves as the Chairperson of the Executive Committee. During fiscal 1996, the Executive Committee was responsible for the day to day executive management of the Company. The Executive Committee met 16 times during fiscal 1996.

The Audit Committee was comprised of Mr. Angel, Mr. Bird and Mr. Bliss for a majority of the fiscal year. Mr. Bliss resigned in May 1996 and Mr. Bird resigned in June 1996. In June 1996, Mr. Bennett and Mr. Warren joined the Audit Committee. The Audit Committee oversees actions taken by the Company's independent auditors. The Audit Committee met three times in fiscal 1996.

The Compensation Committee was comprised of Mr. Duca, Mr. Schwartz and Mr. Warren for a majority of the year. Mr. Duca resigned in May 1996 and Mr. Micatrotto joined the Compensation Committee in June 1996. The Compensation Committee reviews the compensation of the Company's executive officers and makes recommendations to the Board of Directors regarding compensation. The Compensation Committee also administers the Amended and Restated 1986 Stock Incentive Plan (the "Plan") and recommends grants under the Plan to the Board of Directors. The Compensation Committee met one time in fiscal 1996.

The Company does not have a nominating committee of the Board of Directors. Shareholders who wish to submit names for consideration for Board membership should do so in writing addressed to the Board of Directors, c/o William S. Warren, Secretary, Macheezmo Mouse Restaurants, Inc., 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

                                    PROPOSAL NO. 2
                  ADOPTION OF THE MACHEEZMO MOUSE RESTAURANTS, INC.
                                1996 STOCK OPTION PLAN

On August 20, 1996 the Board of Directors adopted a resolution approving the 1996 Stock Incentive Plan (the "Plan"). The Plan provides for the issuance to selected employees, officers and directors of the Company or any subsidiary of the Company of various forms of equity-based incentive compensation, including stock options, stock or cash bonuses and stock appreciation rights. At August 20, 1996, total employees eligible to participate in the Plan included 4 officers, 3 outside directors and 240 other employees. The total number of shares of Common Stock that may be issued under the Plan, whether or not upon exercise of options granted under the Plan, are 250,000 shares. The Board of Directors believes the availability of stock options and other forms of equity based incentive compensation as contemplated in the Plan is an important factor in the Company's ability to attract and retain experienced key employees, directors and other key contributors and to provide incentives for them to exert their best efforts for the Company.

Certain provisions of the Plan are described below. The complete text of the Plan is attached to this proxy statement as Appendix A.

DESCRIPTION OF THE PLAN

    ELIGIBILITY. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Also eligible are non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

    ADMINISTRATION. The Plan is administered by the Board of Directors, which may promulgate rules and regulations for the operation of the Plan and generally supervises the administration of the Plan. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both, authority to administer the Plan, except that only the Board of Directors may amend, modify or terminate the Plan. References to the Board of Directors in this description of the Plan include any Committee or officer(s) to whom the Board of Directors has delegated such authority. The Board of Directors has delegated to the Compensation Committee of the Board (the "Committee") general authority for making option grants. The Committee determines individuals to whom option grants are made under the Plan and the price and terms of any such grants.

    TERM OF PLAN. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

    STOCK OPTIONS. The Board of Directors determines the persons to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option ("ISO") or a nonqualified stock option ("NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee with respect to an ISO at the time of grant owns stock representing more than 10 percent of the combined voting power of the Company, the option price may not be less than 110 percent of the fair market value of the Common Stock on the date of grant. In addition, the Plan limits the amount of ISOs that may become exercisable in any year under the Plan (and any other incentive stock plan of the Company) to $100,000 per optionee (based on the fair market value of the stock on the date of grant). No monetary consideration is paid to the Company upon the granting of options.

Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors, except that ISOs may not be not exercisable after the expiration of 10 years from the date of grant, and no ISOs may be granted under the Plan more than 10 years after the date the Plan was effective. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, unless otherwise determined by the Board of Directors with respect to NSOs, are nontransferable except on death of a holder. NSOs may also be transferred pursuant to a domestic relations order as defined under the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act. Options may be exercised only while an optionee is employed by the Company or a subsidiary, except in the case of termination of employment by reason of death or disability (in which case an option may be exercised until it expires) or within 30 days following termination for any reason other than death or disability. The Plan provides that the Board of Directors may extend the 30-day exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company, or, with the consent of the Board of Directors, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, in deferred compensation credits, or in other forms of consideration. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

    STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. The Plan provides for automatic option grants to non-employee directors. A non-employee director is a person who is not an employee of the Company or any subsidiary. Newly elected non-employee directors who have not previously served on the Company's Board of Directors receive an automatic initial option to purchase 25,000 shares of the Company's Common Stock. These options have exercise prices equal to the fair market value of the Company's Common Stock as of the date of grant, have terms of five years, and are exercisable immediately in an amount up to 20 percent of the shares covered by the option and thereafter in amounts not to exceed 1.67 percent of the shares covered by the option per calendar month.

    STOCK BONUS AWARDS. The Board of Directors may award Common Stock as a stock bonus under the Plan. The Board of Directors may determine the persons to receive awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board of Directors at the time the stock is awarded.

    RESTRICTED STOCK. The Plan provides that the Company may issue restricted stock in such amounts, for such consideration, subject to such restrictions and on such terms as the Board of Directors may determine.

    STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant under the Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of a share of Common Stock over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates.

A SAR is exercisable only at the time or times established by the Board of Directors. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board of Directors. The Board of Directors may withdraw any SAR granted under the Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock of the Company over the exercise price of shares subject to exercisable SARs or bonus rights.

    CASH BONUS RIGHTS. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted,
(ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Bonus rights may be used to provide cash to employees for the payment of taxes in connection with awards under the Plan.

    PERFORMANCE UNITS. The Board of Directors may grant performance units consisting of monetary units that may be earned in whole or in part if the Company achieves goals established by the Board of Directors over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both and may be made when earned, or vested and deferred, as the Board of Directors determines.

    FOREIGN QUALIFIED GRANTS. Awards under the Plan may be granted to eligible persons residing in foreign jurisdictions. The Board of Directors may adopt supplements to the Plan necessary to comply with the applicable laws of foreign jurisdictions and to afford participants favorable treatment under those laws, but no award may be granted under any supplement with terms that are more beneficial to the participants than the terms permitted by the Plan.

    CHANGES IN CAPITAL STRUCTURE. The Plan provides that if the outstanding Common Stock of the Company is changed into or exchanged for a different number or kind of shares or other securities because of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, the Board of Directors will make appropriate adjustments to the number and kind of shares available for awards under the Plan. In addition, the Board of Directors will make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights (or unexercised portions of them) are exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. However, the Board of Directors has no obligation to make any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for options and stock appreciation rights described above, the Board of Directors may, in its sole discretion, provide a 30-day period before such event during which optionees will have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability, after which period all unexercised options and stock appreciation rights will immediately terminate.

TAX CONSEQUENCES

Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law currently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of section 83 of the Internal Revenue Code of 1986, as amended, and no section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under section 83(b) within 30 days after the original transfer. The Company will generally be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount. A participant who receives a cash bonus right under the Plan will generally recognize income equal to the amount of the cash bonus paid at the time of receipt, and the Company will generally be entitled to a deduction equal to the income recognized by the participant.

Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under IRS regulations, compensation received through the exercise of an option or a SAR is not subject to the $1,000,000 limit if the option or SAR and the Plan meet certain requirements. One requirement is shareholder approval at least once every five years of per-employee limits on the number of shares as to which options and SARs may be granted.

RECOMMENDATION BY THE BOARD OF DIRECTORS

The Board of Directors recommends that the Plan be approved. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter is required to approve this Proposal 2. Abstentions have the same effect as "no" votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote on Proposal 2. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting is August 12, 1996. At the close of business on August 12, 1996, 3,935,479 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting.

The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of July 31, 1996 by (i) persons known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director,
(iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.

                                                        COMMON STOCK (A)
                                             -----------------------------------
                                                                  PERCENT OF
                                                 NUMBER OF          SHARES
SHAREHOLDER                                        SHARES        OUTSTANDING
- ----------------------------------------     -----------------------------------
 William S. Warren                            (A) 1,155,658          29.4%
   1020 SW Taylor Street, Suite 685
   Portland, Oregon  97205

 Maurice J. Duca                                (B) 428,062          10.9%
   1485 E. Valley Rd., Suite J.
   Santa Barbara, CA  93150

 Timothy K. Bliss                                   227,558           5.8%
   1485 E. Valley Rd., Suite J.
   Santa Barbara, CA  93150

 Rex Bird                                       (C) 200,502           5.1%
   6823 SE 32nd Avenue
   Portland, Oregon  97202

 Ms. Diane Hall                                     110,000           2.8%
   1020 SW Taylor Street, Suite 685
   Portland, Oregon  97205

 Mr. Jack Schwartz                               (D) 26,500             *
   Newcomb Sabin Schwartz &  Landsverk
   421 SW Sixth, Suite 1212
   Portland, Oregon  97204

 Mr. Joseph W. Angel                                 15,000             *
   1410 SW Jefferson Street
   Portland, Oregon  97201

                                                         COMMON STOCK (A)
                                             -----------------------------------
                                                                   PERCENT OF
                                                    NUMBER OF        SHARES
 SHAREHOLDER                                         SHARES        OUTSTANDING
- ----------------------------------------     -----------------------------------
 Mr. David M. Bennett                             (E) 6,666            *
   1020 SW Taylor Street, Suite 685
   Portland, Oregon  97205

 Mr. Joseph P. Micatrotto                         (E) 6,666            *
   1440 Glencoe Drive
   Arcadia, California  91006

All executive officers and directors
as a group (8 persons)                        (F) 1,524,222          38.1%
- -----------------------
*  Less than one percent.

(A) Includes 66,668 shares held in trust for Mr. Warren's children and 225,000 shares held by Mr. Warren's former wife.

(B) Includes 119,887 shares held by Investment Group of Santa Barbara Money Purchase Pension Plan for the benefit of Mr. Duca, 76,437 shares held by Mr. Duca's wife and 22,938 shares held in trust for Mr. Duca's children.

(C) Includes 60,000 shares held by Mr. Bird's wife, 350 shares held by Mr. Bird's children and 50,151 shares subject to an option which is currently exercisable. Pursuant to its terms, such option expires on September 6, 1996.

(D) Includes 1,500 shares held in trust for Mr. Schwartz's children.

(E) Consists of 6,666 shares subject to an option exercisable within 60 days of July 31, 1996.

(F) Includes a total of 66,713 shares subject to options exercisable within 60 days of July 31, 1996.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following table identifies the current executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities.


                                                                 POSITION HELD
 NAME                    AGE   CURRENT POSITION(S) WITH COMPANY      SINCE
- --------------------------------------------------------------------------------
 David M. Bennett       51   President and Chief Executive           1996
                             Officer

 Diane G. Hall          52   Vice President, Research and Menu       1987
                             Development, Assistant Secretary
                             and Director

 Alice E. Price         42   Vice President of Finance and           1994
                             Controller

 William S. Warren      44   Chairman of the Board and               1996
                             Secretary


For information on the business background of Messrs. Bennett and Warren and Ms. Hall, see "Nominees for Director" above.

    ALICE E. PRICE joined the Company in April 1991 as has served as Vice President of Finance of the company since July 1994 and as Controller of the Company since June 1992. Prior to joining the Company, Ms. Price was employed by the accounting firm of Laventhol & Horwath. Ms. Price is a certified public accountant.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who earned more than $100,000 determined as of the end of the last fiscal year and any ex-officers for whom disclosure would have been provided except for the fact that the individual was not serving as an executive officer at the end of the fiscal year (hereafter referred to as the "named executive officers") for the fiscal years ended June 28, 1994, June 27, 1995 and July 2, 1996.

                              SUMMARY COMPENSATION TABLE


                                               Annual Compensation
                                               ---------------------
                                                                    All Other
                                                                   Compensation
 Name and Principal Position (A)         Year   Salary($)   Bonus($)    ($)
- -----------------------------------     ------ ----------  --------- -----------

 William S. Warren                      1996    168,500       --        --
  Chairman of the Board, Chief          1995    165,000     35,000      --
  Executive Officer and Secretary   (B) 1994    120,000       --        --

 Rex Bird                           (C) 1996    101,000       --      58,000
  President and Chief                   1995    100,000       --        --
  Operating Officer                     1994     84,500       --        --

(A) No other executive officer earned more than $100,000 during fiscal 1996.

(B) No cash compensation was paid to Mr. Warren for fiscal 1994. The estimated value of Mr. Warren's services was recorded as a compensation expense to the Company and a credit to paid-in capital.

(C) Salary includes amounts earned for fiscal 1996 through June 1996, the month of Mr. Bird's resignation. All other compensation includes a severance payment totaling $58,000.

OPTION GRANTS
There were no options granted to the named executive officers in fiscal 1996.

OPTION EXERCISES AND HOLDINGS
The following table provides information concerning the exercise of options during fiscal 1996 and unexercised options held as of the end of the fiscal year, with respect to the named executive officers.

            AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                            Number of
                                           Securities
                                          Underlying
                                           Unexercised   Value of Unexercised
                     Shares                 Options       In-The-Money Options
                   Acquired      Value    At FY-End (#)        At FY-End
                   On Exercise Realized   Exercisable/       Exercisable/
Name                   (#)         ($)    Unexercisable    Unexercisable (A)
- ----------------- -----------  --------- --------------  ----------------------
William S. Warren      0          --        --     --          --     --

Rex Bird               0          -- (B)   50,151  --       $112,839   --

(A) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on July 2, 1996 based on the last sale price of $2.75 per share of Common Stock on that date (as reported on the Nasdaq National Market) and the exercise price of the options, multiplied by the applicable number of options.

(B) Pursuant to its terms, such option expires on September 6, 1996.

DIRECTOR COMPENSATION

Directors do not receive any cash fees for serving on the Company's Board of Directors or any committee thereof but are reimbursed for reasonable expenses incurred in attending meetings.

During fiscal 1996, Mr. Bennett and Mr. Micatrotto were each granted options exercisable for a total of 50,000 shares of the Company's Common Stock at a price of $2.50 per share, the fair market value of the Company's Common Stock, as quoted on the Nasdaq National Market System, on the date of grant.

Also during fiscal 1996, Mr. Bennett received consulting fees of $2,000 and Mr. Micatrotto received consulting fees of $16,000 as compensation for taking on additional responsibilities for managing the Company during a period of management transition at the Company.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS

In August 1996, the Company entered into an employment agreement with its President and Chief Executive Officer, Mr. David Bennett, wherein Mr. Bennett is guaranteed a base salary at the rate of $200,000 per year for the next three years. In addition to the base salary, Mr. Bennett will be paid annual incentive compensation equal to 10 to 15 percent of the Company's income from continuing operations as defined in the agreement. Upon signing the agreement, Mr. Bennett received an option exercisable for 100,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Mr. Bennett was also paid a signing bonus of $25,000.

If the Company should terminate Mr. Bennett's employment during the term of this agreement without cause, or if Mr. Bennett shall voluntarily terminate his employment as a result of the malfeasance of other officers or directors, the Company shall pay him an amount equal to 50 percent of all base salary earned through the date of termination, but in no event more than one year's base salary. Mr. Bennett shall also be entitled to wages and benefits earned through the date of termination, including incentive compensation earned through the date of termination for the fiscal year in progress.

The agreement also contains certain noncompete, nonsolicitation and confidentiality provisions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company understands that all persons required to report under Section 16(a) of the Securities Exchange Act of 1934 filed timely reports during the fiscal year ended July 2, 1996, except for Ms. Hall who failed to timely file a Form 4, Statement of Changes in Beneficial Ownership.


INDEPENDENT PUBLIC ACCOUNTANTS

Representatives of Price Waterhouse LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.


SHAREHOLDER PROPOSALS


Any proposal by a shareholder of the Company to be considered for inclusion in proxy materials for the Company's 1997 Annual Meeting of Shareholders must be received in proper form by the Company at its principal office no later than June 2, 1997.


DISCRETIONARY AUTHORITY

The Board of Directors of the Company is not aware of any matters other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                        By Order of the Board of Directors,

                        /s/ William S. Warren
                        William S. Warren,
                        Chairman of the Board
                        and Secretary
August 30, 1996

                                                                      APPENDIX A

                          MACHEEZMO MOUSE RESTAURANTS, INC.
                              1996 STOCK INCENTIVE PLAN

    1. PURPOSE. The purpose of this Stock Incentive Plan (the "Plan") is to enable Macheezmo Mouse Restaurants, Inc. (the "Company") to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

    2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 250,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

    3.   EFFECTIVE DATE AND DURATION OF PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors (the "Effective Date"), but no option, stock appreciation right or performance unit granted under the Plan shall become exercisable until the Plan is approved by the shareholders of the Company. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the Effective Date and before termination of the Plan.



         (b) DURATION. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, stock appreciation rights, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

    4.   ADMINISTRATION.

         (a) BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         (b) COMMITTEE. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may terminate or amend the Plan as provided in paragraphs 3 and 15.

    5. TYPES OF AWARDS; ELIGIBILITY. The Board of Directors may, from time to time, take the following action, separately or in combination, under the
Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c);
(iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and
(viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 100,000 shares of Common Stock in connection with the hiring of the employee or 50,000 shares of Common Stock in any calendar year otherwise.



    6.   OPTION GRANTS.

         (a)  GENERAL RULES RELATING TO OPTIONS.

              (i) TERMS OF GRANT. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

              (ii) EXERCISE OF OPTIONS. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

             (iii) NONTRANSFERABILITY. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or, for options other than Incentive Stock Options, pursuant to a domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

              (IV) TERMINATION OF EMPLOYMENT OR SERVICE.

                   (A) GENERAL RULE. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and
    (C), the option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                        (1) AMENDMENT OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Board of Directors, at the time of grant or at any time thereafter, may extend the 30-day exercise period any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                   (B) TERMINATION BECAUSE OF TOTAL DISABILITY. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time before the expiration date of the option, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

                   (C) TERMINATION BECAUSE OF DEATH. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time before the expiration date of the option, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                   (D) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

              (v) PURCHASE OF SHARES. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on the trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

         (b) INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following additional terms and conditions:

              (i) LIMITATION ON AMOUNT OF GRANTS. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock

    Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

              (ii) LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

             (iii) DURATION OF OPTIONS. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

              (iv) OPTION PRICE. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is granted, the fair market value shall be deemed to be the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on the day preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Common Stock as shall be specified by the Board of Directors.

              (v) LIMITATION ON TIME OF GRANT. No Incentive Stock Option shall be granted on or after the tenth anniversary of the Effective Date.

         (c) NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in Section 6(a) above:

              (i) OPTION PRICE. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

              (ii) DURATION OF OPTIONS. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

         (d)  AUTOMATIC NON-EMPLOYEE DIRECTOR OPTION GRANTS.

              (i) AUTOMATIC BOARD GRANTS. Each person who becomes a Non-Employee Director after the Effective Date shall be automatically granted an option to purchase 25,000 shares of Common Stock on the date he or she becomes a Non-Employee Director, so long as such person has not previously served as a director of the Company. A "Non-Employee Director" is a director who is not an employee of the Company or any subsidiary.

              (ii) EXERCISE PRICE. The exercise price of all options granted pursuant to this paragraph 6(d) shall be equal to 100 percent of the fair market value of the Common Stock determined pursuant to paragraph 6(b)(iv).

             (iii) TERM OF OPTION. The term of each option granted pursuant to this paragraph 6(d) shall be five years from the date of grant.

              (iv) EXERCISABILITY. Until an option expires or is terminated and except as provided in paragraphs 6(d)(v) and 13, an option granted under this paragraph 6(d) shall be exercisable as follows: immediately in an amount up to 20 percent of the shares covered by the option and thereafter in amounts not to exceed 1.67 percent of the shares covered by the option per calendar month.

              (v) TERMINATION AS A DIRECTOR. If an optionee ceases to be a director of the Company for any reason other than death or total disability, the option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director. If an optionee ceases to be a director of the Company because of death or total disability, the option may be exercised at any time before the expiration date of the option, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

              (vi) NONTRANSFERABILITY. Each option granted under this paragraph 6(d) by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

             (vii) EXERCISE OF OPTIONS. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 6(a)(ii).

    7. STOCK BONUSES. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

    8. RESTRICTED STOCK. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares before the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

    9.   STOCK APPRECIATION RIGHTS.

         (a) GRANT. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

          (b)  EXERCISE.

              (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

              (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply:
(1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

             (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted before adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

              (iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

              (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

              (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

             (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

            (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

    10.  CASH BONUS RIGHTS.

         (a) GRANT. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted,
(ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights shall be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

         (b) CASH BONUS RIGHTS IN CONNECTION WITH OPTIONS. A cash bonus right granted in connection with an option shall entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 75 percent.

         (c) CASH BONUS RIGHTS IN CONNECTION WITH STOCK BONUS. A cash bonus right granted in connection with a stock bonus shall entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (d) CASH BONUS RIGHTS IN CONNECTION WITH STOCK PURCHASES. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 shall entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (e) TAXES. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

    11. PERFORMANCE UNITS. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants.
Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

    12. FOREIGN QUALIFIED GRANTS. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

    13. CHANGES IN CAPITAL STRUCTURE. If the outstanding Common Stock of the Company is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. However, dilution of stock options is intended to occur in the same proportion as dilution of outstanding Common Stock. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for options and stock appreciation rights as provided above in this paragraph 13, the Board of Directors may, in its sole discretion, provide a 30-day period before such event during which optionees shall have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability and upon the expiration of such 30-day period all unexercised options and stock appreciation rights shall immediately terminate.

    14. CORPORATE MERGERS, ACQUISITIONS, ETC. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

    15. AMENDMENT OF PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

    16. APPROVALS. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company shall use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

    17. EMPLOYMENT AND SERVICE RIGHTS. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

    18. RIGHTS AS A SHAREHOLDER. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date such stock certificate is issued.

                     MACHEEZMO MOUSE RESTAURANTS, INC.

   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 1996

The undersigned hereby appoints William S. Warren and David M. Bennett, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Macheezmo Mouse Restaurants, Inc. (the "Company") on September 25, 1996 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE HEREOF, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL NO. 2. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.



- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark
                                                             your votes as   /X/
                                                             indicated in
                                                             this example

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
EACH OF THE NOMINEES NAMED BELOW AND FOR PROPOSAL NO. 2.

1. PROPOSAL 1 -- Election of Directors

                  FOR all nominees listed below    WITHHOLD AUTHORITY to vote
        (except as marked to the contrary below)   for all nominees listed below
                                           /  /    /  /

(Instructions: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.)

William S. Warren, Joseph W. Angel, David M. Bennett, Diane G. Hall, Joseph P. Micatrotto, Jack B. Schwartz


                                       FOR    AGAINST   ABSTAIN
2. To approve the adoption of the      / /      / /       / /
   Macheezmo Mouse Restaurants, Inc.
   1996 Stock Incentive Plan.


        Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

        -----------------------------------------------------------------------
        Shares

        -----------------------------------------------------------------------
        Dated

        -----------------------------------------------------------------------
        Signature(s)

        -----------------------------------------------------------------------
        Print Name(s)

        Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

        The Annual Meeting of Shareholders of Macheezmo Mouse Restaurants, Inc. will be held on September 25, 1996 at 10:00 a.m., Pacific Daylight Time, at the Red Lion Lloyd Center Hotel, 1000 NE Multnomah, Portland, Oregon.
- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE